                                                                      EXHIBIT 21


                          SUBSIDIARIES OF THE COMPANY


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
                                                                                         JURISDICTION OF
NAME                                                                   % OWNED            INCORPORATION
----                                                                   -------            -------------
Balkamp                                                                 89.61                Indiana
EIS, Inc.                                                               100.0                Georgia
Genuine Parts Holdings, Ltd.                                            100.0            Alberta, Canada
Genuine Parts Company, Ltd.                                             100.0            Alberta, Canada
GPC Mexico, S.A. de C.V.                                                100.0             Puebla, Mexico
GPC Trading Corporation                                                 100.0             Virgin Islands
Horizon Data Supply, Inc.                                               100.0                 Nevada
Manco Trucking                                                          100.0                Illinois
MJDH Holdings Ltd.                                                      100.0        British Columbia/Canada
Motion Industries, Inc.                                                 100.0                Delaware
Motion Industries (Canada), Inc.                                        100.0            Ottawa, Ontario
Norwestra Holdings                                                      100.0            Alberta, Canada
Norwestra Sales (1992), Inc.                                            100.0        British Columbia/Canada
S. P. Richards Company                                                  100.0                Georgia
UAP Inc.                                                                100.0             Quebec, Canada
1st Choice Auto Parts, Inc.                                             51.0                 Georgia
A & M Parts, Inc.                                                       51.0                 Georgia
Ann Arbor Auto Supply, Inc.                                             51.0                 Georgia
Auto & Truck Parts of Santa Fe, Inc.                                    51.0                 Georgia
Auto Paint & Supply Co. of Lexington, Inc.                              51.0                 Georgia
Auto Parts of Chanute Incorporated                                      51.0                 Georgia
Auto Parts of Daytona, Inc.                                             51.0                 Georgia
Auto Parts of East Brunswick, Inc.                                      51.0                 Georgia
Auto Parts of Jupiter, Inc.                                             51.0                 Georgia
Auto Parts of Palmdale, Inc.                                            51.0                 Georgia
Autobahn Supply of River Falls, Inc.                                    51.0                 Georgia
Automotion Parts Corp.                                                  70.0                 Georgia
Automotive Parts of Quitman, Inc.                                       70.0                 Georgia
Back Bay Auto Parts, Inc.                                               51.0                 Georgia
Bad Axe Auto Supply, Inc.                                               51.0                 Georgia
Bay View Auto Parts, Inc.                                               70.0                 Georgia
Big Horn Auto Parts, Inc.                                               51.0                 Georgia
Big Twin Automotive, Inc.                                               51.0                 Georgia
Boone County Automotive, Inc.                                           51.0                 Georgia
Brookings Auto Parts, Inc.                                              51.0                 Georgia
C&O Auto Parts, Inc.                                                    51.0                 Georgia
Cal-Davis Auto & Truck Parts, Inc.                                      51.0                 Georgia
Carolina Lowcountry, Inc.                                               70.0                 Georgia
Carolina Piedmont Corporation                                           51.0                 Georgia
Cascade Auto & Truck Supply, Inc.                                       51.0                 Georgia
Cass City Auto & Truck, Inc.                                            70.0                 Georgia
Cedar City Auto Parts, Inc.                                             51.0                 Georgia
Central Nebraska Supply Co.                                             51.0                 Georgia
Cereal City Auto Parts, Inc.                                            51.0                 Georgia
Chemung River Auto Supply, Inc.                                         51.0                 Georgia
Clermont-Brown Automotive Supply, Inc.                                  51.0                 Georgia
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

Clinton County Auto Supply, Inc.                                        51.0                 Georgia
Cochise Auto Parts, Inc.                                                51.0                 Georgia
College Station Auto Parts Co.                                          51.0                 Georgia
Colorado Motor Parts, Inc.                                              51.0                 Georgia
Copps Hill Auto Parts, Inc.                                             51.0                 Georgia
Cornerstone Automotive Products, Inc.                                   51.0                 Georgia
Creswell Auto & Truck Supply, Inc.                                      51.0                 Georgia
Cross Timbers Auto Supply, Inc.                                         51.0                 Georgia
Crystal River Auto Parts, Inc.                                          51.0                 Georgia
Dalton Auto, Truck, and Industrial Parts, Inc.                          70.0                 Georgia
Diamond G Auto Parts of Beaumont, Inc.                                  51.0                 Georgia
East Tenn Automotive Supply, Inc.                                       51.0                 Georgia
El Campo Parts, Inc.                                                    51.0                 Georgia
Elkton Auto Supply, Inc.                                                51.0                 Georgia
Emerald Valley Auto Parts, Inc.                                         51.0                 Georgia
Fairfield Automotive Supply, Inc.                                       51.0                 Georgia
Farm Auto and Truck Parts, Inc.                                         51.0                 Georgia
First Class Auto Parts, Inc.                                            70.0                 Georgia
First Settlement Automotive, Inc.                                       51.0                 Georgia
Foothills Auto Supply, Inc.                                             51.0                 Georgia
Franklin County Supply, Inc.                                            51.0                 Georgia
Gainesville Auto Supply, Inc.                                           51.0                 Georgia
Gateway Auto Parts, Inc.                                                51.0                 Georgia
Gila Automotive Supply, Inc.                                            51.0                 Georgia
Glenwood Springs Auto Parts, Inc.                                       51.0                 Georgia
Gold Stream Auto Parts, Inc.                                            51.0                 Georgia
Grand Canyon Auto Supply, Inc.                                          51.0                 Georgia
Grand Prairie Auto Supply, Inc.                                         70.0                 Georgia
Grants Truck & Auto Supply, Inc.                                        51.0                 Georgia
Grantsville Auto Parts, Inc.                                            51.0                 Georgia
Gray's Harbor Auto & Truck, Inc.                                        51.0                 Georgia
Great Miami Automotive Parts, Inc.                                      51.0                 Georgia
Greene Country Auto Parts, Inc.                                         51.0                 Georgia
Grimm Management Resources, Inc.                                        51.0                 Georgia
Groundhog Auto Parts, Inc.                                              51.0                 Georgia
Hanford Auto & Truck Parts, Inc.                                        51.0                 Georgia
Hansens Automotive Supply, Inc.                                         51.0                 Georgia
Heartland Automotive Parts                                              51.0                 Georgia
Hertford County Auto Parts, Inc.                                        51.0                 Georgia
Highline Auto Parts, Inc.                                               51.0                 Georgia
Holton Auto Parts, Inc.                                                 51.0                 Georgia
Hood Canal Auto Parts, Inc.                                             51.0                 Georgia
Houghton Lake Auto Supply, Inc.                                         51.0                 Georgia
Huntington - Whitley Auto Parts, Inc.                                   51.0                 Georgia
Huntsville Parts & Equipment, Inc.                                      51.0                 Georgia
Hyland Hill Automotive Supply, Inc.                                     51.0                 Georgia
Innovative Parts,  Incorporated                                         51.0                 Georgia
Kane Auto Parts, Inc.                                                   51.0                 Georgia
Kent-Kangley Auto Parts, Inc.                                           51.0                 Georgia
Keystone Central Auto Parts, Inc.                                       51.0                 Georgia
Labelle Auto and Truck Supply, Inc.                                     51.0                 Georgia
Lake City Auto Parts, Inc.                                              51.0                 Georgia
Lake County Automotive, Inc.                                            51.0                 Georgia
Lake Havasu City Auto Parts, Inc.                                       51.0                 Georgia
Lana Lou Auto Parts, Inc.                                               51.0                 Georgia
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

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
Lauderdale County Supply, Inc.                                          51.0                 Georgia
Little Sioux Automotive Supply, Inc.                                    51.0                 Georgia
Livonia Auto Supply, Inc.                                               51.0                 Georgia
Lodi Automotive Supply, Inc.                                            51.0                 Georgia
Longland Corp.                                                          51.0                 Georgia
Louisville Auto Supply, Inc.                                            51.0                 Georgia
Luke's Auto Supply, Inc.                                                51.0                 Georgia
Marion Auto Supply, Inc.                                                51.0                 Georgia
Marion Automotive Parts, Incorporated                                   51.0                 Georgia
McMinn County Automotive, Inc.                                          51.0                 Georgia
Middleton Auto & Truck Parts, Inc.                                      51.0                 Georgia
Midland Auto and Truck Supply, Inc.                                     70.0                 Georgia
Mid-Valley Automotive, Inc.                                             51.0                 Georgia
Modesto Auto and Truck Parts, Inc.                                      51.0                 Georgia
Montana Motor Service, Inc.                                             51.0                 Georgia
Motor Innovations, Inc.                                                 51.0                 Georgia
N. V. Automotive Supply, Inc.                                           51.0                 Georgia
Nacogdoches Auto Parts, Inc.                                            100.0                Georgia
Napa Valley Auto Parts, Inc.                                            51.0                 Georgia
Northwest Auto Parts, Inc.                                              51.0                 Georgia
Oscoda Auto and Truck Parts, Inc.                                       51.0                 Georgia
Outland Supply, Inc.                                                    51.0                 Georgia
Overton County Parts Center, Inc.                                       51.0                 Georgia
Paradise Auto Parts, Inc.                                               51.0                 Georgia
Parts & Company of Selma, Inc.                                          51.0                 Georgia
Parts Connection, Inc.                                                  70.0                 Georgia
Parts of Columbus, Inc.                                                 51.0                 Georgia
Parts of Hillsville, Inc.                                               70.0                 Georgia
Parts Unlimited, Inc.                                                   51.0                 Georgia
Payette River Parts Corp.                                               51.0                 Georgia
Peninsula Parts Company                                                 51.0                 Georgia
Petoskey Automotive Center, Inc.                                        100.0                Georgia
Pima Auto Supply, Inc.                                                  100.0                Georgia
Polyco Corporation                                                      70.0                 Georgia
Port Charlotte Auto Supply, Inc.                                        51.0                 Georgia
Potomac Creek Auto Supply, Inc.                                         51.0                 Georgia
Prairie Hills Corp.                                                     51.0                 Georgia
Preferred Parts Company                                                 51.0                 Georgia
Prescott Auto Parts, Inc.                                               51.0                 Georgia
Pro Choice Automotive, Inc.                                             51.0                 Georgia
Pueblo Automotive, Inc.                                                 51.0                 Georgia
Quality Auto Parts & Paint Supply, Inc.                                 51.0                 Georgia
Quality Auto Parts of Los Lunas, Incorporated                           51.0                 Georgia
R.K.R., Inc.                                                            51.0                 Georgia
Razorback Enterprises, Inc.                                             51.0                 Georgia
Rhinelander Auto Parts, Inc.                                            51.0                 Georgia
Rialto Auto Parts, Inc.                                                 51.0                 Georgia
Rigby Auto Supply, Inc.                                                 51.0                 Georgia
Rio Verde Auto Parts, Inc.                                              51.0                 Georgia
Riverside Auto Parts, Inc.                                              51.0                 Georgia
RKKC, Inc.                                                              51.0                 Georgia
Roseburg Auto & Truck Supply, Inc.                                      51.0                 Georgia
San Joaquin Parts Corporation, Inc.                                     51.0                 Georgia
San Juan Quality Parts, Inc.                                            51.0                 Georgia
Sanilac Auto and Truck Parts, Inc.                                      51.0                 Georgia
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


Seaside Auto Parts, Inc.                                                51.0                 Georgia
Sequim Automotive Parts Company                                         51.0                 Georgia
Sequoia Auto & Truck Parts, Inc.                                        51.0                 Georgia
Service First Auto, Inc.                                                51.0                 Georgia
Smithfield Auto Parts, Inc.                                             70.0                 Georgia
Smithfield Auto Supply, Inc.                                            51.0                 Georgia
South Burlington Auto Parts, Inc.                                       51.0                 Georgia
South Burlinton Auto Parts, Inc.                                        51.0                 Georgia
South Central Kansas Automotive, Inc.                                   51.0                 Georgia
Southern Indiana Parts, Inc.                                            51.0                 Georgia
Spanish Fork Auto Supply, Inc.                                          51.0                 Georgia
Spooner Auto Parts, Inc.                                                100.0                Georgia
Standard Motor Parts of Reidsville, Inc.                                51.0                 Georgia
Sugar River Auto Parts, Inc.                                            51.0                 Georgia
Sumner Auto & Truck, Inc.                                               51.0                 Georgia
Sun Valley Auto Parts, Inc.                                             51.0                 Georgia
Sweet Home Auto & Truck Supply, Inc.                                    51.0                 Georgia
Terrebonne Parish Auto Parts, Inc.                                      51.0                 Georgia
The Carolina Ritchie Company                                            51.0                 Georgia
The Flowers Company                                                     51.0              North Carolina
The Parts House, Inc.                                                   51.0                 Georgia
The Parts Store, Inc.                                                   51.0                 Georgia
The Rock Parts Co.                                                      70.0                 Georgia
The Wilbur Group, Inc.                                                  51.0                 Georgia
Thousand Oaks Auto Parts, Inc.                                          51.0                 Georgia
Timberland Auto & Truck Parts, Inc.                                     51.0                 Georgia
TNT Supply, Inc.                                                        51.0                 Georgia
Tri-Mount, Inc.                                                         70.0                 Georgia
Twin Lake Parts & Equipment, Inc.                                       51.0                 Georgia
Union County Auto Parts, Inc.                                           51.0                 Georgia
Uptergrove Auto Supply, Inc.                                            51.0                 Georgia
Vicksburg Automotive, Inc.                                              51.0                 Georgia
Viking Auto Parts, Inc.                                                 51.0                 Georgia
Warren County Automotive, Inc.                                          51.0                 Georgia
Warrick Automotive Supply, Inc.                                         51.0                 Georgia
Watsonville Auto Supply, Inc.                                           51.0                 Georgia
West Branch Auto Supply, Inc.                                           51.0                 Georgia
West Marion County Auto Parts and Accessories, Inc.                     70.0                 Georgia
West Monroe Auto Parts, Inc.                                            51.0                 Georgia
West Volusia Auto Supply, Inc.                                          51.0                 Georgia
Wharton Auto & Truck Parts, Inc.                                        51.0                 Georgia
White County Auto Supply, Inc.                                          51.0                 Georgia
Whitney Point Unit Parts, Inc.                                          51.0                 Georgia
Yorkville Automotive Supply, Inc.                                       51.0                 Georgia
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